Exhibit 10.9

EXECUTION VERSION

December 13, 2017

BGC Partners, Inc.

499 Park Avenue

New York, NY 10022

Cantor Fitzgerald, L.P.

110 East 59th Street

New York, NY 10022

Re:	Exchange of Class A Common Stock of Newmark Group, Inc.

Ladies and Gentlemen:

Subject to the terms set forth below, Newmark Group, Inc. (including any successor to Newmark Group, Inc., whether by merger, consolidation, sale of all or substantially all of its assets or otherwise, “Newmark”) hereby grants to (i) Cantor Fitzgerald, L.P. (including any successor to Cantor Fitzgerald, L.P., whether by merger, consolidation, sale of all or substantially all of its assets or otherwise, “CFLP”), CF Group Management, Inc., the managing general partner of CFLP (including any successor to CF Group Management, Inc., whether by merger, consolidation, sale of all or substantially all of its assets or otherwise), and any other Qualified Class B Holder (as defined in Newmark’s Amended and Restated Certificate of Incorporation (as it may be amended, the “Charter”) entitled to hold Class B Common Stock of Newmark (the “Class B Common Stock”) under the Charter (collectively, “Cantor”), and (ii) BGC Partners, Inc. (including any successor to BGC Partners, Inc., whether by merger, consolidation, sale of all or substantially all of its assets or otherwise, “BGC Partners”) the right to exchange shares of Class A Common Stock of Newmark (the “Class A Common Stock”) now owned or hereafter acquired by Cantor or BGC Partners, as applicable, on a one-for-one basis for shares of Class B Common Stock (the “Exchange Right”). The Exchange Right shall be exercisable by Cantor or BGC Partners at any time and from time to time, up to the number of shares of Class B Common Stock that remain then authorized but unissued under Newmark’s Amended and Restated Certificate of Incorporation, as it may be amended, upon completion and delivery to Newmark of the notice of exchange attached hereto as Annex A; provided, however, that, prior to the Distribution (as such term is defined in the Separation and Distribution Agreement, dated as of December 13, 2017, by and among BGC Partners, BGC Holdings, L.P., BGC Partners, L.P., Newmark, Newmark Holdings, L.P., Newmark Partners, L.P. and, solely for the limited purposes set forth therein, CFLP and BGC Global Holdings, L.P.,), Cantor may not exercise the Exchange Right without the prior consent of BGC Partners.

In connection with the grant of the Exchange Right, each of CFLP, on behalf of itself and of Cantor, and BGC Partners hereby:

1.	acknowledges that the shares of Class B Common Stock that it may acquire pursuant to the Exchange Right have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any state securities laws, and that it is aware that the issuance of such shares of Class B Common Stock to it is being made in reliance on a private placement exemption from registration under the Securities Act;

2.	represents and warrants that it is acquiring shares of Class B Common Stock pursuant to the Exchange Right for its own account for investment only and with no present intention of distributing any of such shares to any person, and that it will not sell or otherwise dispose of any of such shares of Class B Common Stock other than in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws;

3.	represents and warrants that it is a sophisticated investor and an “accredited investor” as defined in Rule 501(a) under Regulation D under the Securities Act, with sufficient knowledge and experience in securities law matters and transactions of the type contemplated by the Exchange Right to be capable of evaluating the merits and risks of exchanging its shares pursuant to the Exchange Right and acquiring shares of Class B Common Stock;

4.	represents and warrants that it has conducted its own investigation with respect to any matters it determined necessary or desirable in connection with the Exchange Right or any exercise thereof, that it has received all information that it believes is necessary or appropriate in connection with the Exchange Right and any exercise thereof and that it has determined to enter into this letter agreement based on such investigation and not in reliance on any representation or investigation made by, or information known by, Newmark or any other party; and

5.	acknowledges that Newmark will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements and agrees that if any of the representations and acknowledgements is no longer accurate, it shall promptly notify Newmark.

This letter agreement shall be construed under the laws of the State of Delaware without giving effect to the principles of conflicts of laws. This letter agreement may be amended only in a writing duly executed and delivered by all of the parties hereto. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. This letter agreement shall be binding upon and shall inure to the benefit of parties hereto, any third-party beneficiary expressly named herein (including CF Group Management, Inc. and the other Qualified Class B Holders) and their respective successors, assigns and transferees, including binding upon any person that will be a successor to a party hereto, whether by merger, consolidation or sale of all or substantially all of its assets. This letter agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument, with delivery of a counterpart signature page by facsimile or email in .pdf format to be deemed to constitute delivery of originals. This letter agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, between the parties hereto with respect to the subject matter hereof. If one or more provisions of this letter agreement are held to be unenforceable under applicable law, such provision shall be deemed to be excluded from this letter agreement and the balance of this letter agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by law.

[signature pages follow]

Please acknowledge your agreement with the foregoing by signing below.

Very truly yours,

NEWMARK GROUP, INC.

By:	/s/ James Ficarro
Name: James Ficarro
Title: Chief Operating Officer

ACCEPTED AND AGREED

BGC PARTNERS, INC.

By:	/s/ Stephen M. Merkel
Name: Stephen M. Merkel
Title: Executive Vice President

CANTOR FITZGERALD, L.P. (on behalf of itself and of Cantor)

By:	CF Group Management, Inc.
its Managing General Partner

By:	/s/ Stephen M. Merkel
Name: Stephen M. Merkel
Title: Executive Managing Director

[Signature Page to Newmark Class B Exchange Agreement]

Annex A

NOTICE OF EXCHANGE OF

CLASS A COMMON STOCK

The undersigned hereby irrevocably elects, effective as of the date set forth below, to exchange the following number of shares of Class A Common Stock of Newmark Group, Inc. (“Newmark”) standing in the undersigned’s name on the books and records of Newmark and exchangeable pursuant to the letter agreement dated December 13, 2017 (the “Exchange Agreement”), for shares of Class B Common Stock of Newmark on a one-for-one basis: (List number of shares):

The undersigned hereby reconfirms the agreements, authorizations and acknowledgements made in the Exchange Agreement as of the date set forth below. The undersigned hereby agrees to execute a stock power or other documentation required by Newmark in order to effect the exchange set forth above.

[NAME]

By:
Date:	Name:
Title: